SECURITIES PURCHASE AGREEMENT

Securities Purchase Agreement dated as of September 12, 2008 (this “Agreement”) by and between mPhase Technologies, Inc., a New Jersey corporation, with principal executive offices located at 587 Connecticut Avenue, Norwalk, Connecticut 06854 (the “Company”), and La Jolla Cove Investors, Inc. (“Holder”).

WHEREAS, Holder desires to purchase from the Company, and the Company desires to issue and sell to Holder, upon the terms and subject to the conditions of this Agreement, a Convertible Debenture of the Company in the aggregate principal amount of $2,000,000 (the “Debenture”); and

WHEREAS, upon the terms and subject to the conditions set forth in the Debenture the Debenture is convertible into shares of the Company’s Common Stock (the “Common Stock”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

I.

PURCHASE AND SALE OF DEBENTURE

A.

Transaction.  Holder hereby agrees to purchase from the Company, and the Company has offered and hereby agrees to issue and sell to Holder in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Debenture.

B.

Purchase Price; Form of Payment.  The purchase price for the Debenture to be purchased by Holder hereunder shall be $2,000,000 (the “Purchase Price”).  Simultaneously with the execution of this Agreement, Holder shall pay the Purchase Price by wire transfer of $200,000 in immediately available funds to the Company and delivery to the Company of a Secured Promissory Note in the principal amount of $1,800,000, in the form attached hereto as Exhibit A (the “Promissory Note”).  Simultaneously with the execution of this Agreement, the Company shall deliver the Debenture (which shall have been duly authorized, issued and executed I/N/O Holder or, if the Company otherwise has been notified, I/N/O Holder’s nominee) to the Holder.

II.

HOLDER’S REPRESENTATIONS AND WARRANTIES

Holder represents and warrants to and covenants and agrees with the Company as follows:

1.

Holder is purchasing the Debenture and the Common Stock issuable upon conversion or redemption of the Debenture (the “Conversion Shares” and, collectively with the Debenture, the “Securities”) for its own account, for investment purposes only and not with a view towards or in connection with the public sale or distribution thereof in violation of the Securities Act.

2.

Holder is (i) an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, (ii) experienced in making investments of the kind contemplated by this Agreement, (iii) capable, by reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Securities, and (iv) able to afford the loss of its investment in the Securities.

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3.

Holder understands that the Securities are being offered and sold by the Company in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and “blue sky” laws, and that the Company is relying upon the accuracy of, and Holder’s compliance with, Holder’s representations, warranties and covenants set forth in this Agreement to determine the availability of such exemption and the eligibility of Holder to purchase the Securities;

4.

Holder understands that the Securities have not been approved or disapproved by the Securities and Exchange Commission (the “Commission”) or any state or provincial securities commission.

5.

This Agreement has been duly and validly authorized, executed and delivered by Holder and is a valid and binding agreement of Holder enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

III.

THE COMPANY’S REPRESENTATIONS

The Company represents and warrants as of the date hereof to the Holder that, except as set forth on Schedule III attached hereto, the statements contained in this Section 3 are complete and accurate as of the date of this Agreement.  As used in this Section 3, the term “Knowledge” shall mean the knowledge of the members of the board of directors of the Company and/or the officers or employees of the Company after reasonable investigation.

A.

Capitalization.

1.

The authorized capital stock of the Company consists of 2 billion shares of Common Stock, of which 660,736,000 shares and 862,536,000 shares, respectively, are issued and outstanding as of the date hereof and are fully paid and nonassessable.  The amount, exercise, conversion or subscription price and expiration date for each outstanding option and other security or agreement to purchase shares of Common Stock is accurately set forth on Schedule III.A.1.

2.

The Conversion Shares have been duly and validly authorized and reserved for issuance by the Company, and, when issued by the Company upon conversion of the Debenture, will be duly and validly issued, fully paid and nonassessable and will not subject the holder thereof to personal liability by reason of being such holder.

3.

Except as disclosed on Schedule III.A.3., there are no preemptive, subscription, “call,” right of first refusal or other similar rights to acquire any capital stock of the Company or other voting securities of the Company that have been issued or granted to any person and no other obligations of the Company to issue, grant, extend or enter into any security, option, warrant, “call,” right, commitment, agreement, arrangement or undertaking with respect to any of their respective capital stock.

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B.

Organization; Reporting Company Status.

1.

The Company is a corporation duly organized, validly existing and in good standing under the laws of the state or jurisdiction in which it is incorporated and is duly qualified as a foreign corporation in all jurisdictions in which the failure so to qualify would reasonably be expected to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company or on the consummation of any of the transactions contemplated by this Agreement (a “Material Adverse Effect”).

2.

The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Common Stock is traded on the OTC Bulletin Board (“OTCBB”) and the Company has not received any notice regarding, and to its Knowledge there is no threat of, the termination or discontinuance of the eligibility of the Common Stock for such trading.

C.

Authorization.  The Company (i) has duly and validly authorized and reserved for issuance shares of Common Stock, which is a number sufficient for the conversion of the Debenture in full and (ii) at all times from and after the date hereof shall have a sufficient number of shares of Common Stock duly and validly authorized and reserved for issuance to satisfy the conversion of the Debenture in full.  The Company understands and acknowledges the potentially dilutive effect on the Common Stock of the issuance of the Conversion Shares.  The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Debenture in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”).  In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. § 362 in respect of the conversion of the Debenture.  The Company agrees, without cost or expense to Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. § 362.

D.

Authority; Validity and Enforceability.  The Company has the requisite corporate power and authority to enter into the Documents (as such term is hereinafter defined) and to perform all of its obligations hereunder and thereunder (including the issuance, sale and delivery to Holder of the Securities).  The execution, delivery and performance by the Company of the Documents and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Debenture and the issuance and reservation for issuance of the Conversion Shares) have been duly and validly authorized by all necessary corporate action on the part of the Company and no further filing, consent, or authorization is required by the Company, its board of directors, or its stockholders.  Each of the Documents has been duly and validly executed and delivered by the Company and each Document constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.  The Securities have been duly and validly authorized for issuance by the Company and, when executed and delivered by the Company, will be valid and binding obligations of the Company enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally.  For purposes of this Agreement, the term “Documents” means (i) this Agreement; (ii) the Debenture; and (iii) the Promissory Note.

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E.

Validity of Issuance of the Securities.  The Debenture and the Conversion Shares upon their issuance in accordance with the Debenture, will be validly issued and outstanding, fully paid and nonassessable, and not subject to any preemptive rights, rights of first refusal, tag-along rights, drag-along rights or other similar rights.

F.

Non-contravention.  The execution and delivery by the Company of the Documents, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated hereby and thereby do not, and compliance with the provisions of this Agreement and other Documents will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any Lien (as such term is hereinafter defined) upon any of the properties or assets of the Company or any of its Subsidiaries under, or result in the termination of, or require that any consent be obtained or any notice be given with respect to (i) the Articles or Certificate of Incorporation or By-Laws of the Company or the comparable charter or organizational documents of any of its Subsidiaries, in each case as amended to the date of this Agreement, (ii) any loan or credit agreement, debenture, bond, mortgage, indenture, lease, contract or other agreement, instrument or permit applicable to the Company or any of its Subsidiaries or their respective properties or assets or (iii) any statute, law, rule or regulation applicable to, or any judgment, decree or order of any court or government body having jurisdiction over, the Company or any of its Subsidiaries or any of their respective properties or assets.  A “Lien” means any assignment, transfer, pledge, mortgage, security interest or other encumbrance of any nature, or an agreement to do so, or the ownership or acquisition or agreement to acquire any asset or property of any character subject to any of the foregoing encumbrances (including any conditional sale contract or other title retention agreement).

G.

Approvals.  No authorization, approval or consent of any court or public or governmental authority is required to be obtained by the Company for the issuance and sale of the Securities to Holder as contemplated by this Agreement, except such authorizations, approvals and consents as have been obtained by the Company prior to the date hereof.

H.

Commission Filings.  The Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.  The Company has properly and timely filed with the Commission all reports, proxy statements, forms and other documents required to be filed with the Commission under the Securities Act and the Exchange Act since becoming subject to such Acts (the “Commission Filings”), including without limitation the timely filing of all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months prior to the date hereof (or for such shorter period that the Company was required to file such reports).  As of their respective dates, (i) the Commission Filings complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to such Commission Filings and (ii) none of the Commission Filings contained at the time of its filing any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the Commission Filings, as of the dates of such documents, were true and complete in all material respects and complied with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, were prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) (except in the case of unaudited statements permitted by Form 10-QSB under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that in the aggregate are not material and to any other adjustment described therein).

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I.

Full Disclosure.  There is no fact known to the Company (other than general economic or industry conditions known to the public generally) that has not been fully disclosed in the Commission Filings that (i) reasonably could be expected to have a Material Adverse Effect or (ii) reasonably could be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to the Documents.

J.

Absence of Events of Default.  No “Event of Default” (as defined in any agreement or instrument to which the Company is a party) and no event which, with notice, lapse of time or both, would constitute an Event of Default (as so defined), has occurred and is continuing.

K.

Securities Law Matters.  Assuming the accuracy of the representations and warranties of Holder set forth in Article II, the offer and sale by the Company of the Securities is exempt from (i) the registration and prospectus delivery requirements of the Securities Act and the rules and regulations of the Commission thereunder and (ii) the registration and/or qualification provisions of all applicable state and provincial securities and “blue sky” laws.  The Company shall not directly or indirectly take, and shall not permit any of its directors, officers or Affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any person or entity of any security similar to the Debenture) which will make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Holder of the Debenture and the Conversion Shares, as contemplated by this Agreement.  No form of general solicitation or advertising has been used or authorized by the Company or any of its officers, directors or Affiliates in connection with the offer or sale of the Debenture (and the Conversion Shares), as contemplated by this Agreement or any other agreement to which the Company is a party.  As used in the Documents, “Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act.

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L.

Registration Rights.  Except as set forth on Schedule III.L., no Person has, and as of the Closing (as such term is hereinafter defined), no Person shall have, any demand, “piggy-back” or other rights to cause the Company to file any registration statement under the Securities Act relating to any of its securities or to participate in any such registration statement.

M.

Interest.  The timely payment of interest on the Debenture is not prohibited by the Articles or Certificate of Incorporation or By-Laws of the Company, in each case as amended to the date of this Agreement, or any agreement, contract, document or other undertaking to which the Company is a party.

N.

No Misrepresentation.  No representation or warranty of the Company contained in this Agreement or any of the other Documents, any schedule, annex or exhibit hereto or thereto or any agreement, instrument or certificate furnished by the Company to Holder pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

O.

Finder’s Fee.  There is no finder’s fee, brokerage commission or like payment in connection with the transactions contemplated by this Agreement for which Holder is liable or responsible.

P.

Subsidiaries.  Other than the Subsidiaries, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.  The Company is not a participant in any joint venture, partnership, or similar arrangement.

Q.

Litigation.  Other than as disclosed in the Commission Filings, there is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or its Subsidiaries that questions the validity of this Agreement, the Documents, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the business, assets or condition of the Company and its Subsidiaries, taken as a whole, financially or otherwise, or any change in the current equity ownership of the Company or its Subsidiaries.  Neither the Company nor its Subsidiaries are parties or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by the Company or its Subsidiaries currently pending or that the Company or its Subsidiaries intends to initiate.

R.

Agreements.  Except for agreements explicitly contemplated hereby, or disclosed in the Commission Filings, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, Affiliates, or any affiliate thereof.

S.

Tax Returns.  The Company and each of its Subsidiaries has made and filed all federal and state income (except for fiscal years ended June 30, 2003, June 30, 2005 and June 30, 2006 and no material amount of taxes, interest and penalties are due and payable for any of the foregoing periods to any tax authority owing to the Company’s cumulative net operating losses) and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

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T.

Acknowledgment Regarding Holder’s Purchase of Securities.  The Company acknowledges and agrees that the Holder is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that Holder is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by Holder or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Holder’s purchase of the Securities.  The Company further represents to Holder that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

U.

No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Holder.  The issuance of the Securities to the Holder will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

V.

Disclosure.  The Company confirms that neither it nor any other Person acting on its behalf has provided any of Holder or their agents or counsel with any information that constitutes or might constitute material, nonpublic information.  The Company understands and confirms that Holder will rely on the foregoing representations and covenants in effecting transactions in securities of the Company.

IV.

CERTAIN COVENANTS AND ACKNOWLEDGMENTS

A.

Filings.  The Company shall take all actions and make all necessary Commission Filings and “blue sky” filings required to be made by the Company in connection with the sale of the Securities to Holder as required by all applicable laws, including without limitation such action as the Company shall reasonably determine is necessary to qualify the Securities, or obtain an exemption for the Securities for sale to the Holder at the Closing pursuant to this Agreement under all applicable laws, and shall provide a copy thereof to Holder promptly after such filing.

B.

Reporting Status.  With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the Commission that may at any time permit Holder to sell securities of the Company to the public without registration (“Rule 144”), and as a material inducement to the Holder’s purchase of the Securities, the Company represents, warrants, and covenants to the following:

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1.

The Company's Common Stock is and for the last 12 months prior to the date hereof has been registered under Section 12(g) of the Exchange Act;

2.

The Company is not and for at least the last 12 months prior to the date hereof has not been a "shell company," as defined in paragraph (i)(1)(i) of Rule 144 or Rule 12b-2 of the Exchange Act;

3.

The Company is and for the last 12 months prior to the date hereof has been subject to the reporting requirements of section 13 or 15(d) of the Exchange Act and has filed all required reports under section 13 or 15(d) of the Exchange Act during the 12 months prior to the date hereof, other than Form 8-K reports;

4.

From the date hereof until all the Securities either have been sold by the Holder, or may permanently be sold by the Holder without any restrictions pursuant to Rule 144, (the "Registration Period") (i) the Company shall file with the SEC in a timely manner all required reports under section 13 or 15(d) of the Exchange Act and such reports shall conform to the requirements of the Exchange Act and the SEC for filing thereunder, and (ii) the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination;

5.

During the Registration Period the Company shall not become a "shell company," as defined in paragraph (i)(1)(i) of Rule 144 or Rule 12b-2 of the Exchange Act; and

6.

The Company shall furnish to the Holder so long as the Holder owns Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holders to sell such securities pursuant to Rule 144 without registration.

C.

8-K Filing.  On or before the fourth Business Day following the date hereof, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Documents in the form required by the Exchange Act and attaching the material Documents (including, without limitation, this Agreement and the Debenture) as exhibits to such filing (the “8-K Filing”).  In the event that the Company does not file the 8-K Filing within four Business Days following the date hereof, the Discount Multiplier (as defined in the Debenture) under the Debenture shall decrease by one percentage point (1%) for each period of five Business Days that the 8-K Filing is not filed by the Company following the date hereof for all conversions of the Debenture thereafter.

D.

Listing.  Except to the extent the Company lists its Common Stock on The New York Stock Exchange, The American Stock Exchange or The Nasdaq Stock Market, the Company shall use its best efforts to maintain its listing of the Common Stock on OTCBB.  If the Common Stock is delisted from OTCBB, the Company will use its best efforts to list the Common Stock on the most liquid national securities exchange or quotation system that the Common Stock is qualified to be listed on.

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E.

Reserved Conversion Shares.  The Company at all times from and after the date hereof shall have such number of shares of Common Stock duly and validly authorized and reserved for issuance as shall be sufficient for issuance in full of the Conversion Shares.  The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the full conversion of the Debenture and the Additional Debentures outstanding, if any.  If at any time the number of authorized shares of Common Stock of the Company is insufficient to effect the full conversion of the Debenture and the Additional Debentures outstanding, if any, the Company shall call and hold a special meeting of the shareholders of the Company within thirty (30) days of such occurrence, for the sole purpose of increasing the number of authorized shares of the Common Stock. The Company's management shall recommend to the shareholders to vote in favor of increasing the number of shares of authorized Common Stock.  Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock.

F.

Information.  Each of the parties hereto acknowledges and agrees that Holder shall not be provided with, nor be given access to, any material non-public information relating to the Company.

G.

Accounting and Reserves.  The Company shall maintain a standard and uniform system of accounting and shall keep proper books and records and accounts in which full, true, and correct entries shall be made of its transactions, all in accordance with GAAP applied on consistent basis through all periods, and shall set aside on such books for each fiscal year all such reserves for depreciation, obsolescence, amortization, bad debts and other purposes in connection with its operations as are required by such principles so applied.

H.

Transactions with Affiliates.  So long as the Debenture is outstanding, neither the Company nor any of its Subsidiaries shall, directly or indirectly, enter into any material transaction or agreement with any stockholder, officer, director or Affiliate of the Company or family member of any officer, director or Affiliate of the Company, unless the transaction or agreement is on terms no less favorable to the Company or the applicable Subsidiary than those obtainable from a nonaffiliated person.  A “Subsidiary” means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

I.

Certain Restrictions.  So long as the Debenture is outstanding, no dividends shall be declared or paid or set apart for payment nor shall any other distribution be declared or made upon any capital stock of the Company, nor shall any capital stock of the Company be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of shares of Common Stock made for purposes of an employee incentive or benefit plan (including a stock option plan) of the Company or pursuant to any of the security agreements listed on Schedule IV.I) for any consideration by the Company, directly or indirectly, nor shall any moneys be paid to or made available for a sinking fund for the redemption of any Common Stock.

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J.

Short Selling.

  So long as the Debenture is outstanding, Holder agrees and covenants on its behalf and on behalf of its affiliates that neither Holder nor its affiliates shall at any time engage in any short sales with respect to the Company’s Common Stock, or sell put options or similar instruments with respect to the Company’s Common Stock. The parties acknowledge that Holder shall be entitled to sell the Common Stock from each Debenture conversion immediately upon submission of the applicable Debenture Conversion Notice, and payment of the purchase price, to the Company for such Common Stock.

V.

ISSUANCE OF COMMON STOCK

A.

The Company undertakes and agrees that no instruction other than the instructions referred to in this Article V shall be given to its transfer agent for the Conversion Shares and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and applicable law.  Nothing contained in this Section V.A. shall affect in any way Holder’s obligations and agreement to comply with all applicable securities laws upon resale of such Common Stock.

B.

Holder shall have the right to convert the Debenture by telecopying an executed and completed Conversion Notice (as such term is defined in the Debenture) to the Company.  Each date on which a Conversion Notice is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a Conversion Date (as such term is defined in the Debenture).  The Company shall cause the transfer agent to transmit the certificates evidencing the Common Stock issuable upon conversion of the Debenture (together with a new debenture, if any, representing the principal amount of the Debenture not being so converted) to Holder via express courier, or if a Registration Statement covering the Common Stock has been declared effective by the SEC by electronic transfer, within two (2) business days after receipt by the Company of the Conversion Notice, as applicable (the “Delivery Date”).

C.

Upon the conversion of the Debenture or respective part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the Company's transfer agent shall issue stock certificates in the name of Holder (or its nominee) or such other persons as designated by Holder and in such denominations to be specified at conversion or exercise representing the number of shares of common stock issuable upon such conversion or exercise. The Company covenants that the Conversion Shares will be unlegended, free-trading, and freely transferable, and will not contain a legend restricting the resale or transferability of the Company Common Stock provided the Conversion Shares, as applicable, are being sold pursuant to an effective registration statement covering the Common Stock to be sold or is otherwise exempt from registration when sold.

D.

The Company understands that a delay in the delivery of the Common Stock in the form required pursuant to this section, or the Mandatory Redemption Amount described in Section E hereof, beyond the Delivery Date or Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of Common Stock in the form required pursuant to Section E hereof upon Conversion of the Debenture or late payment of the Mandatory Redemption Amount, in the amount of $100 per business day after the Delivery Date or Mandatory Redemption Payment Date, as the case may be, for each $10,000 of Debenture principal amount being converted or redeemed. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of the Common Stock by the Delivery Date or make payment by the Mandatory Redemption Payment Date, the Holder will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice, except that late payment charges described above shall be payable through the date notice of revocation or rescission is given to the Company.

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E.

Mandatory Redemption. In the event the Company is prohibited from issuing Common Stock, or fails to timely deliver Common Stock on a Delivery Date, or upon the occurrence of an Event of Default (as defined in the Debenture) or for any reason other than pursuant to the limitations set forth herein, then at the Holder's election, the Company must pay to the Holder ten (10) business days after request by the Holder or on the Delivery Date (if requested by the Holder) a sum of money determined by multiplying up to the outstanding Principal Amount (as defined in the Debenture) of the Debenture designated by the Holder by 150%, together with accrued but unpaid interest thereon ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by the Holder on the same date as the Company Common Stock otherwise deliverable or within ten (10) business days after request, whichever is sooner ("Mandatory Redemption Payment Date"). Upon receipt of the Mandatory Redemption Payment, the corresponding Debenture principal and interest will be deemed paid and no longer outstanding.

F.

Buy-In. In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder such Common Stock issuable upon conversion of a Debenture by the Delivery Date and if ten (10) days after the Delivery Date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Common Stock which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Debenture for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of Debenture principal, the Company shall be required to pay the Holder $1,000, plus interest. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

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G.

The Securities shall be delivered by the Company to the Holder pursuant to Section I.B. hereof on a “delivery-against-payment basis” at the Closing.

H.

Certificates evidencing the Conversion Shares shall not contain any legend: (i) while a registration statement covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Conversion Shares pursuant to Rule 144, or (iii) if such Conversion Shares are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly if required by the Company’s transfer agent to effect the removal of the legend hereunder.  If all or any portion of a Debenture is converted or exercised (as applicable) at a time when there is an effective registration statement to cover the resale of the Conversion Shares, or if such Conversion Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations thereof) then such Conversion Shares shall be issued free of all legends.  The Company agrees that at such time as such legend is no longer required under this Section, it will, no later than three Trading Days following the delivery by Holder to the Company or the Company's transfer agent of a certificate representing the Conversion Shares, as applicable, issued with a restrictive legend, deliver or cause to be delivered to Holder a certificate representing such shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

VI.

CLOSING DATE

The “Closing” shall occur by the delivery: (i) to the Holder of the documents evidencing the Debenture and all other Documents, and (ii) to the Company the Purchase Price, including the Promissory Note, and the date on which the Closing occurs shall be referred to herein as the “Closing Date”.

VII.

CONDITIONS TO THE COMPANY’S OBLIGATIONS

Holder understands that the Company’s obligation to sell the Debenture on the Closing Date to Holder pursuant to this Agreement is conditioned upon:

A.

Delivery by Holder to the Company of the Purchase Price, including the Promissory Note evidencing such applicable portion of the Purchase Price;

B.

The accuracy on the Closing Date of the representations and warranties of Holder contained in this Agreement as if made on the Closing Date (except for representations and warranties which, by their express terms, speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date) and the performance by Holder in all material respects on or before the Closing Date of all covenants and agreements of Holder required to be performed by it pursuant to this Agreement on or before the Closing Date; and

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C.

There shall not be in effect any law or order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement.

VIII.

CONDITIONS TO HOLDER’S OBLIGATIONS

The Company understands that Holder’s obligation to purchase the Securities on the Closing Date pursuant to this Agreement is conditioned upon:

A.

Delivery by the Company of the Debenture (I/N/O Holder or I/N/O Holder’s nominee) to Holder;

B.

The accuracy on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date (except for representations and warranties which, by their express terms, speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date) and the performance by the Company in all respects on or before the Closing Date of all covenants and agreements of the Company required to be performed by it pursuant to this Agreement on or before the Closing Date, all of which shall be confirmed to Holder by delivery of the certificate of the chief executive officer of the Company to that effect;

C.

The Company shall have delivered to the Holder a certificate of the Company executed by an officer of the Company, dated as of the Closing, certifying the resolutions adopted by the Company’s board of directors authorizing the execution of the Documents, the issuance of the Securities, and the transactions contemplated hereby, and copies of any required third party consents, approvals and filings required in connection with the consummation of the transactions contemplated by this Agreement;

D.

There not having occurred (i) any general suspension of trading in, or limitation on prices listed for, the Common Stock on the OTCBB, (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, (iii) the commencement of a war, armed hostilities or other international or national calamity directly or indirectly involving the United States or any of its territories, protectorates or possessions or (iv) in the case of the foregoing existing at the date of this Agreement, a material acceleration or worsening thereof;

E.

There not having occurred any event or development, and there being in existence no condition, having or which reasonably and foreseeably could have a Material Adverse Effect;

F.

There shall not be in effect any law, order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement;

F.

The Company shall have obtained all consents, approvals or waivers from governmental authorities and third persons necessary for the execution, delivery and performance of the Documents and the transactions contemplated thereby, all without material cost to the Company;

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G.

Holder shall have received such additional documents, certificates, payment, assignments, transfers and other deliveries as it or its legal counsel may reasonably request and as are customary to effect a closing of the matters herein contemplated;

H.

Delivery by the Company of an enforceability opinion with respect to this Agreement and the transactions contemplated hereunder from its outside counsel in form and substance satisfactory to Holder; and

I.

Delivery by the Company of a valid waiver of any preemptive rights held by the individuals and/or parties listed on Schedule III.A.3 hereto in form and substance satisfactory to Holder.

IX.

SURVIVAL; INDEMNIFICATION

A.

The representations, warranties and covenants made by each of the Company and Holder in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement shall survive the Closing and the consummation of the transactions contemplated hereby.  In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement or otherwise, whether at law or in equity, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

B.

The Company hereby agrees to indemnify and hold harmless Holder, its affiliates and their respective officers, directors, employees, consultants, partners, members and attorneys (collectively, the “Holder Indemnitees”) from and against any and all losses, claims, damages, judgments, penalties, liabilities and deficiencies (collectively, “Losses”) and agrees to reimburse Holder Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by Holder Indemnitees and to the extent arising out of or in connection with:

1.

any misrepresentation, omission of fact or breach of any of the Company’s representations or warranties contained in this Agreement or the other Documents, or the annexes, schedules or exhibits hereto or thereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement or the other Documents;

2.

any failure by the Company to perform any of its covenants, agreements, undertakings or obligations set forth in this Agreement or the other Documents or any instrument, certificate or agreement entered into or delivered by the Company pursuant to this Agreement or the other Documents;

3.

the purchase of the Debenture, the conversion of the Debenture, the payment of interest on the Debenture, the consummation of the transactions contemplated by this Agreement and the other Documents, the use of any of the proceeds of the Purchase Price by the Company, the purchase or ownership of any or all of the Securities, the performance by the parties hereto of their respective obligations hereunder and under the Documents or any claim, litigation, investigation, proceedings or governmental action relating to any of the foregoing, whether or not Holder is a party thereto; and/or

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4.

resales of the Common Stock by Holder in the manner and as contemplated by this Agreement and the Documents.

C.

Promptly after receipt by a party seeking indemnification pursuant to this Article IX (an “Indemnified Party”) of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the Indemnified Party promptly shall notify the Company against whom indemnification pursuant to this Article IX is being sought (the “Indemnifying Party”) of the commencement thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights or defenses by reason of such failure.  In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof.  Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party and the Indemnifying Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim.  If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party.  Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel).  The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

D.

In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party.  If the Indemnifying Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association.  Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

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X.

GOVERNING LAW

This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, without regard to the conflicts of law principles of such state.

XI.

SUBMISSION TO JURISDICTION

Each of the parties hereto consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of San Diego or the state courts of the State of California sitting in the City of San Diego in connection with any dispute arising under this Agreement and the other Documents.  Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum or improper venue to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.  Each party hereto irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such courts by the mailing of copies of such process by registered or certified mail (return receipt requested), postage prepaid, at its address specified in Article XVII.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

XII.

WAIVER OF JURY TRIAL

TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER DOCUMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND OTHER DOCUMENTS.  EACH PARTY HERETO (i) CERTIFIES THAT NEITHER OF THEIR RESPECTIVE REPRESENTATIVES, AGENTS OR ATTORNEYS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

XIII.

COUNTERPARTS; EXECUTION

This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but both of which counterparts shall together constitute one and the same instrument.  A facsimile transmission of this signed Agreement shall be legal and binding on both parties hereto.

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XIV.

HEADINGS

The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

XV.

SEVERABILITY

In the event any one or more of the provisions contained in this Agreement or in the other Documents should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

XVI.

ENTIRE AGREEMENT; REMEDIES, AMENDMENTS AND WAIVERS

This Agreement and the Documents constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of such parties.  No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by both parties.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

XVII.

NOTICES

Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally, or sent by telecopier machine or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally, or by telecopier machine or overnight courier service as follows:

A.

If to the Company, to:

mPhase Technologies, Inc.

587 Connecticut Avenue

Norwalk, Connecticut 06854

Telephone:

203-838-2741

Facsimile:

203-831-2242

B.

If to Holder, to:

La Jolla Cove Investors, Inc.
1150 Silverado Street, Suite 220
La Jolla, California 92037
Telephone:            858-551-8789
Facsimile:              858-551-8779

The Company or Holder may change the foregoing address by notice given pursuant to this Article XVII.

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XVIII.

CONFIDENTIALITY

Each of the Company and Holder agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law (including, without limitation, pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act and the Exchange Act).

XIX.

MAXIMUM INTEREST RATE

Notwithstanding anything herein to the contrary, if at any time the applicable interest rate as provided for herein shall exceed the maximum lawful rate which may be contracted for, charged, taken or received by the Holder in accordance with any applicable law (the “Maximum Rate”), the rate of interest applicable to this Agreement shall be limited to the Maximum Rate.  To the greatest extent permitted under applicable law, the Company hereby waives and agrees not to allege or claim that any provisions of this Agreement could give rise to or result in any actual or potential violation of any applicable usury laws.

XX.

ASSIGNMENT

This Agreement shall not be assignable by the Company without the prior written consent of the Holder.  The Holder may assign this Agreement upon 10 days prior written notice to the Company.

IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed and delivered on the date first above written.

mPhase Technologies, Inc.	La Jolla Cove Investors, Inc.

By: /s/ Martin Smiley	By: /s/ Travis W. Huff

Title: EVP, CFO & GC	Title: Portfolio Mgr.

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SCHEDULE III.A.1

None.

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SCHEDULE III.A.3

PREEMPTIVE RIGHTS

None

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SCHEDULE III.L.

REGISTRATION RIGHTS

Name

None

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SCHEDULE IV.I.

SECURITY AGREEMENTS

None

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EXHIBIT A

SECURED PROMISSORY NOTE

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THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND IS BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.  THIS SECURITY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS.

7 ¼ % CONVERTIBLE DEBENTURE

Company: mPhase Technologies, Inc.

Company Address: 587 Connecticut Avenue, Norwalk, Connecticut 06854

Closing Date: September 12, 2008

Maturity Date: September 30, 2011

Principal Amount: $2,000,000

mPhase Technologies, Inc., a New Jersey corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the assets or otherwise (the “Company”), for value received, hereby promises to pay to the Holder (as such term is hereinafter defined), or such other Person (as such term is hereinafter defined) upon order of the Holder, on the Maturity Date (as such term is hereinafter defined), the Principal Amount (as such term is hereinafter defined), as such sum may be adjusted pursuant to Article 3, and to pay interest thereon with such interest commencing to accrue as of the date hereof and payable monthly beginning on the date hereof and such interest shall be paid within three days of the beginning of each month that such interest is due, and on the Maturity Date (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day), at the rate of seven and one-quarter percent (7 ¼ %) per annum (the “Interest Rate”). All interest payable on the Principal Amount of this Debenture shall be calculated on the basis of a 360-day year for the actual number of days elapsed.  Payment of interest on this Debenture shall be in cash or, at the option of the Holder, in shares of Common Stock of the Company valued at the then applicable Conversion Price (as defined herein).  This Debenture may not be prepaid without the written consent of the Holder.

ARTICLE 1
DEFINITIONS

SECTION 1.1

Definitions.  The terms defined in this Article whenever used in this Debenture have the following respective meanings:

(i)

“Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

(ii)

“Bankruptcy Code” means the United States Bankruptcy Code of 1986, as amended (11 U.S.C. §§ 101 et. seq.).

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(iii)

“Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of California are authorized or obligated to close.

(iv)

“Capital Shares” means the Common Stock and any other shares of any other class or series of capital stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of the Company.

(v)

“Closing Date” means the closing date set forth in the first paragraph of this Debenture.

(vi)

“Common Shares” or “Common Stock” means shares of the Company’s Common Stock.

(vii)

“Common Stock Issued at Conversion”, when used with reference to the securities deliverable upon conversion of this Debenture, means all Common Shares now or hereafter Outstanding and securities of any other class or series into which this Debenture hereafter shall have been changed or substituted, whether now or hereafter created and however designated.

(viii)

“Conversion” or “conversion” means the repayment by the Company of the Principal Amount of this Debenture (and, to the extent the Holder elects as permitted by Section 3.1, accrued and unpaid interest thereon) by the delivery of Common Stock on the terms provided in Section 3.2, and “convert,” “converted,” “convertible” and like words shall have a corresponding meaning.

(ix)

“Conversion Date” means any day on which all or any portion of the Principal Amount of this Debenture is converted in accordance with the provisions hereof.

(x)

“Conversion Notice” means a written notice of conversion substantially in the form annexed hereto as Exhibit A.

(xi)

“Conversion Price” on any date of determination means the applicable price for the conversion of this Debenture into Common Shares on such day as set forth in Section 3.1(a).

(xii)

“Current Market Price” on any date of determination means the closing price of a Common Share on such day as reported in the “pink sheets” through the Interdealer Trading Quotation System; provided, if such security is not traded on the over the counter market via the pink sheets, then the closing price on the OTC Bulletin Board (the “OTCBB”); provided further, that, if such security is not listed or admitted to trading on the OTCBB, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by Bloomberg LP or a similar generally accepted reporting service, as the case may be.

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(xiii)

“Debenture” or “Debentures” means this Convertible Debenture of the Company or such other convertible debenture(s) exchanged therefor as provided in Section 2.1.

(xiv)

“Discount Multiplier” has the meaning set forth in Section 3.1(a).

(xv)

“Event of Default” has the meaning set forth in Section 6.1.

(xvi)

“Holder” means La Jolla Cove Investors, Inc., any successor thereto, or any Person to whom this Debenture is subsequently transferred in accordance with the provisions hereof.

(xvii)

“Interest Payment Due Date” means any date upon which interest is due to be paid by the Company to the Holder, as set forth in the opening paragraph of this Debenture.

(xviii)

“Market Disruption Event” means any event that results in a material suspension or limitation of trading of the Common Shares.

(xix)

“Maturity Date” means the maturity date set forth in the first paragraph of this Debenture.

(xx)

“Maximum Rate” has the meaning set forth in Section 6.4.

(xxi)

“Outstanding” when used with reference to Common Shares or Capital Shares (collectively, “Shares”) means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that any such Shares directly or indirectly owned or held by or for the account of the Company or any Subsidiary of the Company shall not be deemed “Outstanding” for purposes hereof.

(xxii)

“Person” means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

(xxiii)

“Principal Amount” means, for any date of calculation, the principal sum set forth in the first paragraph of this Debenture (including all amounts represented by (a) any cash advances made by Holder to the Company and (b) the principal amount of the Promissory Note delivered to the Company by the Holder) and for which Holder has not theretofore furnished a Conversion Notice in compliance with Section 3.2.

(xxiv)

“Promissory Note” means that certain Secured Promissory Note in the principal amount of $1,800,000 of even date herewith issued by La Jolla Cove Investors, Inc. to mPhase Technologies, Inc., as the same may be amended from time to time.

(xxv)

“SEC” means the United States Securities and Exchange Commission.

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(xxvi)

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

(xxvii)

“Securities Purchase Agreement” means that certain Securities Purchase Agreement of even date herewith by and among the Company and Holder, as the same may be amended from time to time.

(xxviii)

“Subsidiary” means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Company.

(xxix)

“Trading Day” means any day on which (i) purchases and sales of securities on the principal national security exchange or quotation system on which the Common Shares are traded are reported thereon, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, as reported by Bloomberg LP or a similar generally accepted reporting service, as the case may be, (ii) at least one bid for the trading of Common Shares is reported and (iii) no Market Disruption Event occurs.

(xxx)

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Market or the OTC Bulletin Board.

(xxxi)

“Volume Weighted Average Price”

per Common Share means the volume weighted average price of the Common Shares during any Trading Day as reported in the “pink sheets” through the Interdealer Trading Quotation System; provided, if such security is not traded on the over the counter market via the pink sheets, then the volume weighted average price on the NASDAQ OTCBB; provided further, that, if such security is not listed or admitted to trading on the NASDAQ OTCBB, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the volume weighted average price of the Common Shares during any Trading Day on the over-the-counter market as reported by Bloomberg LP or a similar generally accepted reporting service, as the case may be.

All references to “cash” or “$” herein means currency of the United States of America.

ARTICLE 2
EXCHANGES, TRANSFER AND REPAYMENT

SECTION 2.1

Registration of Transfer of Debentures. This Debenture, when presented for registration of transfer, shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed, by the Holder duly authorized in writing.

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SECTION 2.2

Loss, Theft, Destruction of Debenture.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Company shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, a new Debenture of like tenor and unpaid Principal Amount dated as of the date hereof (which shall accrue interest from the most recent Interest Payment Due Date on which an interest payment was made in full).  This Debenture shall be held and owned upon the express condition that the provisions of this Section 2.2 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Debenture and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

SECTION 2.3

Who Deemed Absolute Owner.  The Company may deem the Person in whose name this Debenture shall be registered upon the registry books of the Company to be, and may treat it as, the absolute owner of this Debenture (whether or not this Debenture shall be overdue) for the purpose of receiving payment of or on account of the Principal Amount of this Debenture, for the conversion of this Debenture and for all other purposes, and the Company shall not be affected by any notice to the contrary.  All such payments and such conversions shall be valid and effectual to satisfy and discharge the liability upon this Debenture to the extent of the sum or sums so paid or the conversion or conversions so made.

SECTION 2.4

Repayment at Maturity.  At the Maturity Date, the Company shall repay the outstanding Principal Amount of this Debenture in whole in cash, together with all accrued and unpaid interest thereon, in cash, to the Maturity Date.

ARTICLE 3
CONVERSION OF DEBENTURE

SECTION 3.1

Conversion; Conversion Price.

At the option of the Holder, this Debenture may be converted, either in whole or in part, up to the full Principal Amount hereof into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share), at any time and from time to time on any Business Day, subject to compliance with Section 3.2. The number of Common Shares into which this Debenture may be converted is equal to the dollar amount of the Debenture being converted divided by the Conversion Price. The “Conversion Price” shall be equal to the lesser of (i) $0.35, or (ii) 80% of the average of the 3 lowest Volume Weighted Average Prices during the 20 Trading Days prior to Holder’s election to convert (the percentage figure being a “Discount Multiplier”). The Company reserves the right to increase the number of Trading Days in clause (ii) above, as it deems appropriate.

If the Holder elects to convert a portion of the Debenture and, on the day that the election is made, the Volume Weighted Average Price is below $0.04, the Company shall have the right to prepay that portion of the Debenture that Holder elected to convert, plus any accrued and unpaid interest, at 150% of such amount. In the event that the Company elects to prepay that portion of the Debenture, Holder shall have the right to withdraw its Conversion Notice.

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SECTION 3.2

Exercise of Conversion Privilege.  (i) Conversion of this Debenture may be exercised on any Business Day by the Holder by telecopying an executed and completed Conversion Notice to the Company.  Each date on which a Conversion Notice is telecopied to the Company in accordance with the provisions of this Section 3.2 shall constitute a Conversion Date.  The Company shall convert this Debenture and issue the Common Stock Issued at Conversion in the manner provided below in this Section 3.2, and all voting and other rights associated with the beneficial ownership of the Common Stock Issued at Conversion shall vest with the Holder, effective as of the Conversion Date at the time specified in the Conversion Notice.  The Conversion Notice also shall state the name or names (with addresses) of the persons who are to become the holders of the Common Stock Issued at Conversion in connection with such conversion. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than two (2) Business Days after the Company’s receipt of such Conversion Notice, the Company shall (a) issue the Common Stock Issued at Conversion in accordance with the provisions of this Article 3 and (b) cause to be mailed for delivery by overnight courier (x) a certificate or certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion and (y) cash, as provided in Section 3.3, in respect of any fraction of a Common Share deliverable upon such conversion.  Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates, and at such time the rights of the Holder of this Debenture, as such (except if and to the extent that any Principal Amount thereof remains unconverted), shall cease and the Person and Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby, and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.  The Conversion Notice shall constitute a contract between the Holder and the Company, whereby the Holder shall be deemed to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 3.4), to surrender this Debenture and to release the Company from all liability thereon (except if and to the extent that any Principal Amount thereof remains unconverted).  No cash payment aggregating less than $1.00 shall be required to be given unless specifically requested by the Holder.

(ii)

If, at any time after the date of this Debenture, (a) the Company challenges, disputes or denies the right of the Holder hereof to effect the conversion of this Debenture into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this Section 3.2 or (b) any third party who is not and has never been an Affiliate of the Holder commences any lawsuit or legal proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the Holder hereof to effect the conversion of this Debenture into Common Shares, then the Holder shall have the right, but not the obligation, by written notice to the Company, to require the Company to promptly redeem this Debenture for cash at one hundred fifty percent (150%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of redemption.  Under any of the circumstances set forth above, the Company shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in defending itself in any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

(iii)

The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under the Bankruptcy Code.  In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. § 362 in respect of the Holder’s conversion privilege.  The Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. § 362 in respect of the conversion of this Debenture.  The Company agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. § 362.

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SECTION 3.3

Fractional Shares.  No fractional Common Shares or scrip representing fractional Common Shares shall be delivered upon conversion of this Debenture.  Instead of any fractional Common Shares which otherwise would be delivered upon conversion of this Debenture, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction multiplied by the Current Market Price on the Conversion Date.  No cash payment of less than $1.00 shall be required to be given unless specifically requested by the Holder.

SECTION 3.4

Adjustments.  The Conversion Price and the number of shares deliverable upon conversion of this Debenture are subject to adjustment from time to time as follows:

(i)

Reclassification, Etc.  In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Company is not the survivor or where there is a change in or distribution with respect to the Common Stock of the Company), sell, convey, transfer or otherwise dispose of all or substantially all its property, assets or business to another Person, or effectuate a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of (each, a “Fundamental Corporate Change”) and, pursuant to the terms of such Fundamental Corporate Change, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”) are to be received by or distributed to the holders of Common Stock of the Company, then the Holder of this Debenture shall have the right thereafter, at its sole option, to (x) require the Company to prepay this Debenture for cash at one hundred fifty percent (150%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of prepayment, (y) receive the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property as is receivable upon or as a result of such Fundamental Corporate Change by a holder of the number of shares of Common Stock into which the outstanding portion of this Debenture may be converted at the Conversion Price applicable immediately prior to such Fundamental Corporate Change or (z) require the Company, or such successor, resulting or purchasing corporation, as the case may be, to, without benefit of any additional consideration therefor, execute and deliver to the Holder a debenture with substantial identical rights, privileges, powers, restrictions and other terms as this Debenture in an amount equal to the amount outstanding under this Debenture immediately prior to such Fundamental Corporate Change.  For purposes hereof, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to prepayment and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions shall similarly apply to successive Fundamental Corporate Changes.

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SECTION 3.5

Certain Conversion Limits.

The Company shall not effect any conversion of this Debenture, and a Holder shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion, as set forth on the applicable Conversion Notice, such Holder (together with such Holder’s Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Debenture with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted principal amount of this Debenture beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Debentures or warrants to purchase shares of the Company’s Common Stock) beneficially owned by such Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 3.5, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  To the extent that the limitation contained in this Section 3.5 applies, the determination of whether this Debenture is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of which principal amount of this Debenture is convertible shall be in the sole discretion of such Holder, and the submission of a Conversion Notice shall be deemed to be such Holder’s determination of whether this Debenture may be converted (in relation to other securities owned by such Holder together with any Affiliates) and which principal amount of this Debenture is convertible, in each case subject to such aggregate percentage limitations.  To ensure compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Conversion Notice that such Conversion Notice has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 3.5, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock provided to the Holder in writing by the Company after Holder makes such request or in the event that the Company files, any of the following with the Securities and Exchange Commission, the most recent of the following: (A) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (B) a more recent public announcement by the Company; or (C) a more recent notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.

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Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding on the records of the Company as of the date of the request.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Debenture, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture held by the Holder.  The Beneficial Ownership Limitation provisions of this Section 3.5 may be waived by such Holder, at the election of such Holder, upon not less than 61 days’ prior notice to the Company, to, at the sole discretion of the Holder, either change the Beneficial Ownership Limitation to (i) 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Debenture held by the Holder and the provisions of this Section 3.5 shall continue to apply, or (ii) remove any Beneficial Ownership Limitation under this Debenture.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3.5 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.  If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 9.99% of the then outstanding shares of Common Stock, then the Company shall prepay such portion of this Debenture as shall cause such Holder not to be deemed the beneficial owner of more than 9.99% of the then outstanding shares of Common Stock.  Upon such determination by a court of competent jurisdiction, the Holder shall have no interest in or rights under such portion of the Debenture.  Any and all interest paid on or prior to the date of such determination shall be deemed interest paid on the remaining portion of this Debenture held by the Holder.  Such prepayment shall be for cash at a prepayment price of one hundred fifty percent (150%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of prepayment.  The limitations contained in this paragraph shall apply to a successor holder of this Debenture.

SECTION 3.6

Surrender of Debentures.  Upon any redemption of this Debenture pursuant to Sections 3.2, 3.5 or 6.2, or upon maturity pursuant to Section 2.4, the Holder shall either deliver this Debenture by hand to the Company at its principal executive offices or surrender the same to the Company at such address by nationally recognized overnight courier.  Payment of the redemption price or the amount due on maturity specified in Section 2.4, shall be made by the Company to the Holder against receipt of this Debenture (as provided in this Section 3.5) by wire transfer of immediately available funds to such account(s) as the Holder shall specify by written notice to the Company.  If payment of such redemption price is not made in full by the redemption date, or the amount due on maturity is not paid in full by the Maturity Date, the Holder shall again have the right to convert this Debenture as provided in Article 3 hereof or to declare an Event of Default.

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ARTICLE 4
STATUS; RESTRICTIONS ON TRANSFER

SECTION 4.1

Status of Debenture.  This Debenture constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms subject, as to enforceability, to general principles of equity and to principles of bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors’ rights and remedies generally.

SECTION 4.2

Restrictions on Transfer.  This Debenture, and any Common Shares deliverable upon the conversion hereof, have not been registered under the Securities Act.  The Holder by accepting this Debenture agrees that this Debenture and the shares of Common Stock to be acquired as interest on and upon conversion of this Debenture may not be assigned or otherwise transferred unless and until (i) the Company has received the opinion of counsel for the Holder that this Debenture or such shares may be sold pursuant to an exemption from registration under the Securities Act, provided that the Company will not require opinions of counsel for transactions involving transfers to Affiliates of the Holder or pursuant to Rule 144 promulgated by the SEC under the Securities Act, except in unusual circumstances, or (ii) a registration statement relating to this Debenture or such shares has been filed by the Company and declared effective by the SEC.

Each certificate for shares of Common Stock deliverable hereunder shall bear a legend as follows unless and until such securities have been sold pursuant to an effective registration statement under the Securities Act:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The securities may not be offered for sale, sold or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act or (ii) pursuant to an exemption from registration under the Securities Act in respect of which the issuer of this certificate has received an opinion of counsel reasonably satisfactory to the issuer of this certificate to such effect unless sold pursuant to Rule 144 under the Securities Act.  Copies of the agreement covering both the purchase of the securities and restrictions on their transfer may be obtained at no cost by written request made by the holder of record of this certificate to the Secretary of the issuer of this certificate at the principal executive offices of the issuer of this certificate.”

ARTICLE 5
COVENANTS

SECTION 5.1

Conversion.  The Company shall cause the transfer agent, not later than two (2) Business Days after the Company’s receipt of a Conversion Notice, to issue and deliver to the Holder the requisite shares of Common Stock Issued at Conversion.

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SECTION 5.2

Notice of Default.  If any one or more events occur which constitute or which, with notice, lapse of time, or both, would constitute an Event of Default, the Company shall forthwith give notice to the Holder, specifying the nature and status of the Event of Default or such other event(s), as the case may be.

SECTION 5.3

Payment of Obligations.  So long as this Debenture shall be outstanding, the Company shall pay, extend, or discharge at or before maturity, all its respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

SECTION 5.4

Compliance with Laws.  So long as this Debenture shall be outstanding, the Company shall comply with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities, except for such noncompliance which would not have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries.

SECTION 5.5

Inspection of Property, Books and Records.  So long as this Debenture shall be outstanding, the Company shall keep proper books of record and account in which full, true and correct entries shall be made of all material dealings and transactions in relation to its business and activities and shall permit representatives of the Holder at the Holder’s expense to visit and inspect any of its respective properties, to examine and make abstracts from any of its respective books and records, not reasonably deemed confidential by the Company, and to discuss its respective affairs, finances and accounts with its respective officers and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

SECTION 5.6

Reservation of Stock Issuable Upon Conversion.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Debenture; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Debenture, in addition to such other remedies as shall be available to the holder of this Debenture, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval to file an amendment to the charter of the Company.

SECTION 5.7

Right of First Refusal on Other Financing. In the event that the Company obtains a commitment for any other financing (either debt, equity, or a combination thereof) which is to close during the term of this Debenture, Holder shall be entitled to a right of first refusal to enable it to, at Holder’s option, either: (i) match the terms of the other financing, or (ii) add additional principal to this Debenture, in the amount of such other financing, on the same terms and conditions as this Debenture. The Company shall deliver to Holder, at least 10 days prior to the proposed closing date of such transaction, written notice describing the proposed transaction, including the terms and conditions thereof, and providing Holder an option during the 10 day period following delivery of such notice to either provide the financing being offered in such transaction on the same terms as contemplated by such transaction, or to add additional principal to this Debenture, in the amount of such other financing, on the same terms and conditions as this Debenture.  Notwithstanding the foregoing, if the Company seeks to consummate such financing on terms less favorable to the Company than those terms that were provided to Holder, such financing shall be subject to Holder’s right of first refusal set forth in this Section 5.7.

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ARTICLE 6
EVENTS OF DEFAULT; REMEDIES

SECTION 6.1

Events of Default.  “Event of Default” wherever used herein means any one of the following events:

(i)

(A) the Company shall default in the payment of principal of or interest on this Debenture as and when the same shall be due and payable and, in the case of an interest payment default, such default shall continue for five (5) Business Days after the date such interest payment was due, (B) the Company shall fail to deliver to Holder either the Common Stock set forth in a Conversion Notice submitted by the Holder or the amount of cash necessary to redeem such portion of the Debenture, if allowed by and subject to the terms and conditions of Section 3.1 of this Debenture, within two (2) Business Days after the Company’s receipt of such Conversion Notice, or (C) the Company shall fail to perform or observe any other covenant, agreement, term, provision, undertaking or commitment under this Debenture or the Securities Purchase Agreement and such default shall continue for a period of ten (10) Business Days after the delivery to the Company of written notice that the Company is in default hereunder or thereunder;

(ii)

any of the representations, warranties, or covenants made by the Company herein, in the Securities Purchase Agreement or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Securities Purchase Agreement shall be false or misleading in a material respect on the Closing Date;

(iii)

under the laws of any jurisdiction not otherwise covered by clauses (iv) and (v) below, the Company or any Subsidiary (A) becomes insolvent or generally not able to pay its debts as they become due, (B) admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors, (C) institutes or has instituted against it any proceeding seeking (x) to adjudicate it a bankrupt or insolvent, (y) liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors including any plan of compromise or arrangement or other corporate proceeding involving or affecting its creditors or (z) the entry of an order for relief or the appointment of a receiver, trustee or other similar person for it or for any substantial part of its properties and assets, and in the case of any such official proceeding instituted against it (but not instituted by it), either the proceeding remains undismissed or unstayed for a period of sixty (60) calendar days, or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its properties and assets) occurs or (D) takes any corporate action to authorize any of the above actions;

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(iv)

the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Bankruptcy Code or any other applicable Federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and any such decree or order continues and is unstayed and in effect for a period of sixty (60) calendar days;

(v)

the institution by the Company or any Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as and when they become due, or the taking of corporate action by the Company in furtherance of any such action;

(vi)

a final judgment or final judgments for the payment of money shall have been entered by any court or courts of competent jurisdiction against the Company and remains undischarged for a period (during which execution shall be effectively stayed) of thirty (30) days, provided that the aggregate amount of all such judgments at any time outstanding (to the extent not paid or to be paid, as evidenced by a written communication to that effect from the applicable insurer, by insurance) exceeds One Hundred Thousand Dollars ($100,000);

(vii)

it becomes unlawful for the Company to perform or comply with its obligations under this Debenture or the Securities Purchase Agreement in any respect;

(viii)

the Common Shares shall no longer be traded in the over the counter market via the OTC Bulletin Board, or shall be suspended from trading on the OTC Bulletin Board, and shall not be reinstated, relisted or such suspension lifted, as the case may be, within five (5) days;

(ix)

the Company shall fail to timely file all reports required to be filed by it with the Commission (as defined in the Securities Purchase Agreement) pursuant to Section 13 or 15(d) of the Exchange Act (as defined in the Securities Purchase Agreement), or otherwise required by the Exchange Act; or

(x)

the Company shall default (giving effect to any applicable grace period) in the payment of principal or interest as and when the same shall become due and payable, under any indebtedness, individually or in the aggregate, of more than One Hundred Thousand Dollars ($100,000).

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SECTION 6.2

Acceleration of Maturity; Rescission and Annulment.  If an Event of Default occurs and is continuing, then and in every such case the Holder may, in Holder’s sole and absolute discretion, by a notice in writing to the Company, rescind any outstanding Conversion Notice and declare that any or all amounts owing or otherwise outstanding under this Debenture are immediately due and payable and upon any such declaration this Debenture or such portion thereof, as applicable, shall become immediately due and payable in cash at a price of one hundred fifty percent (150%) of the Principal Amount thereof, together with all accrued and unpaid interest thereon to the date of payment; provided, however, in the case of any Event of Default described in clauses (iii), (iv), (v) or (vii) of Section 6.1, all amounts owing or otherwise outstanding under this Debenture automatically shall become immediately due and payable without the necessity of any notice or declaration as aforesaid.  In the event that the Company is obligated to pay any amount to the Holder in connection with an acceleration of the maturity of this Debenture as set forth herein, the Company shall first apply against such amount an amount equal to the outstanding amount owed by the Holder to the Company under the Promissory Note, if any, and the amount otherwise owed by the Company to the Holder in connection with an acceleration of the maturity of this Debenture shall be reduced by the outstanding amount owed by the Holder to the Company under the Promissory Note, with the Promissory Note deemed paid by Holder to the extent of and with respect to such amount, and if the amount due from the Company to the Holder in connection with an acceleration of the maturity of this Debenture is equal to or greater than the outstanding amount owed under the Promissory Note, the Company shall cancel and deem the Promissory Note as paid in full in connection with the application of the amount owed by the Holder to the Company under Promissory Note against the amount otherwise owed by the Company to the Holder hereunder.  The Company shall immediately pay in cash to the Holder any remaining amount owed by the Company to the Holder in connection with the acceleration of the maturity of this Debenture as described herein, after the application of the outstanding amount owed under the Promissory Note, if any, to such obligation.

SECTION 6.3

Late Payment Penalty.  If any portion of the principal of or interest on this Debenture shall not be paid within ten (10) days of when it is due, the Discount Multiplier under this Debenture shall decrease by one percentage point (1%) for each period of ten (10) Business Days that any portion of such amount remains unpaid by the Company for all conversions of this Debenture thereafter.

SECTION 6.4

Maximum Interest Rate. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate as provided for herein shall exceed the maximum lawful rate which may be contracted for, charged, taken or received by the Holder in accordance with any applicable law (the “Maximum Rate”), the rate of interest applicable to this Debenture shall be limited to the Maximum Rate.  To the greatest extent permitted under applicable law, the Company hereby waives and agrees not to allege or claim that any provisions of this Debenture could give rise to or result in any actual or potential violation of any applicable usury laws.

SECTION 6.5

Remedies Not Waived.  No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder.

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SECTION 6.6

Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Debenture will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Debenture, that the Holder shall be entitled to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Debenture and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

SECTION 6.7

Payment of Certain Amounts. Whenever pursuant to this Debenture the Company is required to pay an amount in excess of the Principal Amount plus accrued and unpaid interest, the Company and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Debenture may be difficult to determine and the amount to be so paid by the Company represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Debenture and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Debenture at a price in excess of that price paid for such shares pursuant to this Debenture. The Company and the Holder hereby agree that such amount of stipulated damages is not disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Debenture into shares of Common Stock.

SECTION 6.8

Filing of Form 8-K. On or before the fourth Business Day following the date hereof, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Documents (as defined in the Securities Purchase Agreement), as required by the terms of the Securities Purchase Agreement, in the form required by the Exchange Act and attaching the material Documents (including, without limitation, the Securities Purchase Agreement and this Debenture) as exhibits to such filing (the “8-K Filing”).  In the event that the Company does not file the 8-K Filing within four Business Days following the date hereof, the Discount Multiplier under this Debenture shall decrease by one percentage point (1%) for each period of five Business Days that the 8-K Filing is not filed by the Company following the date hereof for all conversions of this Debenture thereafter.

ARTICLE 7
MISCELLANEOUS

SECTION 7.1

Notice of Certain Events.  In the case of the occurrence of any event described in Section 3.4 of this Debenture, the Company shall cause to be mailed to the Holder of this Debenture at its last address as it appears in the Company’s security registry, at least twenty (20) days prior to the applicable record, effective or expiration date hereinafter specified (or, if such twenty (20) days’ notice is not possible, at the earliest possible date prior to any such record, effective or expiration date), a notice thereof, including, if applicable, a statement of (y) the date on which a record is to be taken for the purpose of such dividend, distribution, issuance or granting of rights, options or warrants, or if a record is not to be taken, the date as of which the holders of record of Common Stock to be entitled to such dividend, distribution, issuance or granting of rights, options or warrants are to be determined or (z) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of record of Common Stock will be entitled to exchange their shares for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale transfer, dissolution, liquidation or winding-up.

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SECTION 7.2

Register.  The Company shall keep at its principal office a register in which the Company shall provide for the registration of this Debenture.  Upon any transfer of this Debenture in accordance with Articles 2 and 4 hereof, the Company shall register such transfer on the Debenture register.

SECTION 7.3

Withholding.  To the extent required by applicable law, the Company may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Company from any payments made pursuant to this Debenture.

SECTION 7.4

Transmittal of Notices.  Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally, or sent by telecopier machine or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally, or by telecopier machine or overnight courier service as follows:

(1)

If to the Company, to:

mPhase Technologies, Inc.
587 Connecticut Avenue
Norwalk, Connecticut 06854
Telephone:

203-838-2741

Facsimile:

203-853-3304

(2)

If to the Holder, to:

La Jolla Cove Investors, Inc.
1150 Silverado St., Suite 220
La Jolla, California 92037
Telephone:             858-551-8789
Facsimile:                858-551-8779

Each of the Holder or the Company may change the foregoing address by notice given pursuant to this Section 7.4.

SECTION 7.5

Attorneys’ Fees.  Should any party hereto employ an attorney for the purpose of enforcing or construing this Debenture, or any judgment based on this Debenture, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys' fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not, and that such reimbursement shall be included in any judgment or final order issued in that proceeding.  The "prevailing party" means the party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

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SECTION 7.6

Governing Law.  This Debenture shall be governed by, and construed in accordance with, the laws of the State of California (without giving effect to conflicts of laws principles).  With respect to any suit, action or proceedings relating to this Debenture, the Company irrevocably submits to the exclusive jurisdiction of the courts of the State of California sitting in San Diego and the United States District Court located in the City of San Diego and hereby waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding has been brought in an inconvenient forum.  Subject to applicable law, the Company agrees that final judgment against it in any legal action or proceeding arising out of or relating to this Debenture shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which judgment shall be conclusive evidence thereof and the amount of its indebtedness, or by such other means provided by law.

SECTION 7.7

Waiver of Jury Trial. To the fullest extent permitted by law, each of the parties hereto hereby knowingly, voluntarily and intentionally waives its respective rights to a jury trial of any claim or cause of action based upon or arising out of this Debenture or any other document or any dealings between them relating to the subject matter of this Debenture and other documents.  Each party hereto (i) certifies that neither of their respective representatives, agents or attorneys has represented, expressly or otherwise, that such party would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Debenture by, among other things, the mutual waivers and certifications herein.

SECTION 7.8

Headings.  The headings of the Articles and Sections of this Debenture are inserted for convenience only and do not constitute a part of this Debenture.

SECTION 7.9

Payment Dates.  Whenever any payment hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

SECTION 7.10

Binding Effect.  Each Holder by accepting this Debenture agrees to be bound by and comply with the terms and provisions of this Debenture.

SECTION 7.11

No Stockholder Rights.  Except as otherwise provided herein, this Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

SECTION 7.12

Facsimile Execution.  Facsimile execution of this Debenture shall be deemed original.

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IN WITNESS WHEREOF, the Company has caused this Debenture to be signed by its duly authorized officer on the date of this Debenture.

mPhase Technologies, Inc.

By:  /s/ Martin Smiley
Name:  Martin Smiley
Title: EVP, CFO & General Counsel

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EXHIBIT A
 DEBENTURE CONVERSION NOTICE

TO:

mPhase Technologies, Inc.
587 Connecticut Avenue
Norwalk, Connecticut 06854
Telephone:

203-838-2741

Facsimile:

203-853-3304

The undersigned owner of the Convertible Debenture due September 30, 2011 (the “Debenture”) issued by mPhase Technologies, Inc. (the “Company”) hereby irrevocably exercises its option to convert $__________ of the Principal Amount of the Debenture into shares of Common Stock in accordance with the terms of the Debenture.  The undersigned hereby instructs the Company to convert the portion of the Debenture specified above into shares of Common Stock Issued at Conversion in accordance with the provisions of Article 3 of the Debenture.  The undersigned directs that the Common Stock and certificates therefor deliverable upon conversion, the Debenture reissued in the Principal Amount not being surrendered for conversion hereby, [the check or shares of Common Stock in payment of the accrued and unpaid interest thereon to the date of this Notice,] together with any check in payment for fractional Common Stock, be registered in the name of and/or delivered to the undersigned unless a different name has been indicated below.  All capitalized terms used and not defined herein have the respective meanings assigned to them in the Debenture.  The conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Principal Amount of the Debenture set forth above shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be registered shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time:  __________________

______________________________

By: ___________________________

Title: _________________________

Fill in for registration of Debenture:
Please print name and address
(including ZIP code number):

______________________________

______________________________

______________________________

A-1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE LENDER THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

SECURED PROMISSORY NOTE

Date of Issuance
$1,800,000	September 12, 2008

FOR VALUE RECEIVED, La Jolla Cove Investors, Inc., a California corporation (the “Company”), hereby promises to pay mPhase Technologies, Inc. (the “Lender”), the principal sum of One Million Eight Hundred Thousand Dollars ($1,800,000.00) (the “Principal Amount”), plus interest calculated pursuant to Section 1 below.  Unless earlier paid under the terms hereof, the principal and accrued interest shall be due and payable by the Company on demand by the Lender at any time after September 30, 2011 (the “Maturity Date”).

This Secured Promissory Note (the “Note”) is issued in connection with that certain Securities Purchase Agreement between the parties hereto, dated as of the date hereof (the “Purchase Agreement”), and capitalized terms not defined herein shall have the meaning set forth in the Purchase Agreement.

1.

Interest.  The Company promises to pay interest to Lender at the rate of eight and one quarter percent (8 ¼ %) per annum, simple interest, on the outstanding principal amount of this Note, which interest shall be calculated from the date of this Note, until the date on which all amounts due and payable on this Note are paid in full or this Note is otherwise cancelled, (the “Payoff Date”).  Interest hereunder shall be paid on a monthly basis, commencing on the 15th date of the month following the month of issuance of this Note.  All accrued and unpaid interest shall be due and payable on the Payoff Date.  All computations of interest shall be made on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.  Nothing contained in this Note shall require the Company at any time to pay interest at a rate exceeding the maximum rate allowable under applicable law and any payments in excess of such maximum shall be refunded to the Company or credited to reduce the principal amount hereunder.

2.

Payment.  All payments shall be made in lawful money of the United States of America at the principal office of the Company, or at such other place as the holder hereof may from time to time designate in writing to the Company.  Payment shall be credited first to Costs (as defined below), if any, then to accrued interest due and payable and any remainder applied to principal.  Prepayment of principal, in part or in full, together with accrued interest, may be made from time to time in the sole discretion of the Company without the Lender’s consent.

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3.

Prepayment Obligation.  Notwithstanding the option of the Company to prepay any portion of this Note, as set forth in Section 2 hereof, the Company shall prepay, on a monthly basis, on any date(s) of such month during which this Note remains outstanding (each date referred to herein as the “Periodic Prepayment Date”), an amount equal to not less than Two Hundred Fifty Thousand Dollars ($250,000.00) (or such lesser amount that equals the remaining outstanding principal and accrued and unpaid interest under this Note), with the amount, if any, in excess of such sum to be determined by and in the sole and absolute discretion of the Company, until all principal and accrued and unpaid interest under this Note has been paid, subject to the satisfaction of each of the following conditions on each Periodic Prepayment Date:

3.1

The Company may immediately sell all of the Common Stock Issued at Conversion (as defined in the Debenture) pursuant to Rule 144 promulgated by the SEC (as defined in the Debenture) pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule;

3.2

No Event of Default (as defined in the Debenture) has occurred under the Debenture;

3.3

The average Volume Weighted Average Price (as defined in the Debenture) for every period of ten consecutive Trading Days (as defined in the Debenture) during the term of this Note shall not be less than $0.04 per share (as adjusted for any stock splits, stock dividends, combinations, subdivisions, recapitalizations or the like); and

3.4

The Lender shall have honored all Conversion Notices (as defined in the Debenture) submitted by the Holder (as defined in the Debenture) within the applicable time period set forth in the Debenture.

The amount of any such prepayment made by the Company under the terms of this Section 3 (each such prepayment referred to herein as a “Periodic Prepayment”) shall be credited first to Costs, if any, then to accrued interest due and payable under this Note and the remainder applied to principal.  Any prepayment made by the Company under this Note in excess of any otherwise required Periodic Prepayment may be applied to any future required Periodic Prepayment at the option of the Company, subject to the sole and absolute discretion of the Company.  In the event that the Company fails to deliver any Periodic Prepayment that is otherwise required under the terms of this Section 3, the Lender’s sole and exclusive remedy shall be limited to the Interest Rate being increased by 0.25 percentage points per Periodic Prepayment required under this Section 3 that is not paid by the Company to the Lender, provided however, that in no event shall the Interest Rate exceed an amount equal to twelve and one-half percent (12.5%).  In no event shall any failure by the Company to pay any Periodic Prepayment required hereunder give any right to the Lender to collect upon the Collateral or otherwise collect any outstanding sums under this Note.

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4.

Recourse.  Each party hereto accepts and agrees that this Note is a full recourse promissory note and that subject to the terms of this Note, Lender may exercise any and all remedies available to it under law.

5.

Security Interest.

5.1

To secure the payment and performance of the Company’s obligations under this Note, provided however that any obligations of the Company to prepay any amounts under this Note pursuant to Section 3 are not so secured, the Company hereby grants to Lender a security interest in the Company’s entire right, title, and interest in and to all of the following, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, the “Collateral”):

(a)

all accounts, accounts receivable, contract rights, rights to payment, letters of credit, documents, securities, promissory notes, debentures, money, and investment property, whether held directly or through a securities intermediary, and other obligations of any kind owed to the Company, however evidenced;

(b)

all inventory, including, without limitation, all materials, components, work in progress, finished goods, merchandise, and all other goods which are held for sale, lease or other disposition or furnished under contracts of service or consumed in the Company’s business;

(c)

all equipment, including, without limitation, all machinery, furniture, furnishings, fixtures, tools, parts, automobiles, trucks, and other vehicles, appliances, computer and other electronic data processing equipment and other office equipment, computer programs and related data processing software, and all additions, substitutions, replacements, parts, accessories, and accessions to and for the foregoing;

(d)

all books, records and other written, electronic or other documentation in whatever form maintained by or for the Company in connection with the ownership of its assets or the conduct of its business; and

(e)

all products and proceeds, including insurance proceeds, of any and all of the foregoing.

Notwithstanding the foregoing, no security interest is granted in any contract rights if such grant causes a default enforceable under applicable law or if a third party has the right enforceable under applicable law to terminate the Company’s rights under or with respect to any such contract and such third party has exercised such right of termination.

5.2

The security interest on the Collateral granted by this Note shall continue and remain in effect until terminated pursuant to subsection 5.4 below.

5.3

The Company shall execute any further documents reasonably requested by Lender, which are necessary or appropriate to perfect Lender’s security interest in the Collateral.

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5.4

Upon the Payoff Date, the security interest granted pursuant to this Section 5 shall terminate, and Lender shall promptly execute and deliver to the Company such documents and instruments reasonably requested by the Company as shall be necessary to evidence termination of all security interests given by the Company to Lender hereunder.

5.5

So long as an Event of Default does not exist, the Company shall have the right to possess the Collateral, manage its property and sell its inventory in the ordinary course of business.

6.

Event of Default.  An “Event of Default” shall exist under this Note upon the happening of a failure of the Company to pay the outstanding Principal Amount and all other outstanding sums under this Note, including accrued and unpaid interest thereon, on the Maturity Date, provided that such sums have not previously been paid, at the Company’s sole option, prior to the Maturity Date, which failure is not cured within 30 days after the Company’s receipt of written notice thereof sent by Lender to the Company.  Any failure by the Company to pay any Periodic Prepayment that may otherwise be due under this Note shall not be an Event of Default under this Note.  Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies afforded by the Uniform Commercial Code as from time to time in effect in the State of California or afforded by other applicable law.

7.

Subordination.  The indebtedness evidenced by this Note shall be subordinated to any Senior Indebtedness of the Company.  For the purposes of this Note, “Senior Indebtedness” shall mean the principal of (and premium, if any) and unpaid interest on, indebtedness of the Company, or with respect to which the Company is a guarantor, to banks, insurance companies, lease financing institutions or other lending or financial institutions regularly engaged in the business of lending money, which is for money borrowed (or purchase or lease of equipment in the case of lease financing) by the Company, and which is approved by the Board of Directors of the Company, whether or not secured, and whether or not previously incurred or incurred in the future.  Senior Indebtedness shall include all obligations of the Company pursuant to any modifications, renewals and extensions of such Senior Indebtedness.  Lender acknowledges that the Company may incur additional Senior Indebtedness and that such Senior Indebtedness shall be senior in repayment preference to the Note.  Upon written request of the Company, Lender agrees to execute a subordination agreement from any lender of Senior Indebtedness in order to give effect to this Section 7.

8.

Amendments and Waivers; Cure Period.  This Note may not be amended without the prior written consent of each of the Company and the Lender.  Any waiver by the Company or the Lender of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note.  The failure of the Company or the Lender to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note.  Any waiver by the Company or the Lender must be in writing.  Any amendment or waiver effected in accordance with this Section 8 shall be binding upon Lender and Lender’s successors and assigns.  Any party to this Note shall have a cure period of not less than thirty (30) days after receipt of written notice of any alleged breach or default under the terms of this Note to cure such alleged breach or default.

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9.

Transmittal of Notices.  Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally, or sent by telecopier machine or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally, or by telecopier machine or overnight courier service as follows:

(1)

If to the Lender, to:

mPhase Technologies, Inc.
587 Connecticut Avenue
Norwalk, Connecticut 06854
Telephone:            203-838-2741
Facsimile:              203-853-3304

(2)

If to the Company, to:

La Jolla Cove Investors, Inc.
1150 Silverado St., Suite 220
La Jolla, California 92037
Telephone:           858-551-8789
Facsimile:              858-551-8779

Each of the Lender or the Company may change the foregoing address by notice given pursuant to this Section 9.

10.

Successors and Assigns.  This Note applies to, inures to the benefit of, and binds the successors and assigns of the parties hereto.  Neither the Lender nor the Company may assign its rights under this Note without the written consent of the other party to this Note, provided, however, that the Company may assign its obligations under this Note to any Affiliate of the Company in the sole and absolute discretion of the Company, without any prior consent by the Lender, provided that such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Note.  Upon any such transfer of this Note by the Company or the Lender, the Lender shall, upon notice, surrender this Note to the Company for reissuance of a new note to the transferee.  Any transfer of this Note may be effected only pursuant to the terms hereof and by surrender of this Note to the Company and reissuance of a new note to the transferee.  The Lender and any subsequent holder of this Note receives this Note subject to the foregoing terms and conditions, and agrees to comply with the foregoing terms and conditions for the benefit of the Company and any other Lenders.

11.

Officers and Directors Not Liable.  In no event shall any officer or director of the Company be liable for any amounts due and payable pursuant to this Note.

12.

Expenses.  Should any party hereto employ an attorney for the purpose of enforcing or construing this Note, or any judgment based on this Note, in any legal proceeding whatsoever, including insolvency, bankruptcy, arbitration, declaratory relief or other litigation, the prevailing party shall be entitled to receive from the other party or parties thereto reimbursement for all reasonable attorneys' fees and all reasonable costs, including but not limited to service of process, filing fees, court and court reporter costs, investigative costs, expert witness fees, and the cost of any bonds, whether taxable or not (collectively, “Costs”), and that such reimbursement shall be included in any judgment or final order issued in that proceeding.  The "prevailing party" means the party determined by the court to most nearly prevail and not necessarily the one in whose favor a judgment is rendered.

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13.

Remedies Not Waived.  No course of dealing between the parties hereto or any delay in exercising any rights hereunder shall operate as a waiver by such party.

14.

Governing Law.  This Note shall be governed by and construed under the laws of the State of California as applied to other instruments made by California residents to be performed entirely within the State of California.  With respect to any suit, action or proceedings relating to this Note, each of the Lender and the Company irrevocably submits to the exclusive jurisdiction of the courts of the State of California sitting in San Diego and the United States District Court located in the City of San Diego and hereby waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding has been brought in an inconvenient forum.  Subject to applicable law, each of the Company and the Lender agrees that final judgment against it in any legal action or proceeding arising out of or relating to this Note shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which judgment shall be conclusive evidence thereof and the amount of the indebtedness, or by such other means provided by law.

15.

Counterparts.  This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile executions of this Note shall be deemed original.

IN WITNESS WHEREOF, the parties hereto have duly caused this Note to be executed and delivered on the date first above written.

LA JOLLA COVE INVESTORS, INC.

By: /s/ Travis W. Huff
Name: Travis W. Huff
Its: Portfolio Mgr.

MPHASE TECHNOLOGIES, INC.

By: /s/ Martin Smiley
Name: Martin Smiley
Its: EVP, CFO & GC

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